UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  December 8, 2017

Triumph Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas 75251
(Address of principal executive offices and zip code)
(214) 365-6900
Registrant’s telephone number, including area code:

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 8, 2017, Triumph Bancorp, Inc., a Texas corporation (the "Company") completed its previously announced acquisition of Valley Bancorp, Inc., a Colorado corporation ("Valley") pursuant to the terms of the Agreement and Plan of Merger, dated as of July 26, 2017, by and among the Company, Valley, and James J. O'Dell, as shareholder representative (the "Merger Agreement").  At the effective time of the merger, Valley merged with and into the Company  (the "Merger"), with the Company continuing as the surviving corporation in the Merger.  Pursuant to and subject to the terms of the Merger Agreement, at the effective time of the Merger, each outstanding share of Valley common stock was converted into the right to receive a pro rata share of approximately $40,075,315.60, reflecting a purchase price of $39,000,000 in cash as adjusted pursuant to the Merger Agreement based upon Valley's tangible book value at the closing of the Merger, and including $1,000,000 deposited into an escrow account.
Following the consummation of the Merger, Valley Bank & Trust, the banking subsidiary of Valley, merged with and into TBK Bank, SSB, the wholly owned banking subsidiary of the Company, with TBK Bank, SSB surviving such merger (the "Bank Merger" and together with the Merger, the "Mergers").
The foregoing description of the Mergers and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated by reference herein.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

    In connection with the Mergers, pursuant to a Supplemental Indenture, dated as of December 8, 2017, by and among the Company, Valley and U.S. Bank National Association, as successor to State Street Bank and Trust Company of Connecticut, National Association, as Trustee, the Company assumed all of Valley's obligations with respect to its outstanding trust securities  (the "TRUPS I Securities"), including $3,093,000 of junior subordinated debt, due 2032, related to Valley Bancorp Statutory Trust I, a Connecticut statutory trust, with an interest rate equal to 3-Month LIBOR plus 3.40%.  Interest on the TRUPS I Securities is payable quarterly on every March 26, June 26, September 26 and December 26, but such payments may be deferred for up to twenty consecutive quarterly periods.  The TRUPS I Securities are redeemable at the Company's option in whole or, if all accrued and unpaid interest has been paid on such TRUPS I Securities for all interest periods terminating on or prior to such date, from time to time in part on any March 26, June 26, September 26 and December 26 for a redemption price equal to 100% of the principal amount of the TRUPS I Securities being redeemed plus accrued and unpaid interest thereon to the date of such redemption.
Also in connection with the Mergers, pursuant to a Supplemental Indenture, dated as of December 8, 2017, by and among the Company, Valley and Wilmington Trust Company, a Delaware banking corporation, as Trustee, the Company assumed all of Valley's obligations with respect to its outstanding trust securities (the "TRUPS II Securities"), including $3,093,000 of junior subordinated debt, due 2034, related to Valley Bancorp Statutory Trust II, a Delaware statutory trust, with an interest rate equal to 3-Month LIBOR plus 2.75%.  Interest on the TRUPS II Securities is payable quarterly on every March 17, June 17, September 17 and December 17, but such payments may be deferred for up to twenty consecutive quarterly periods.  The TRUPS II Securities are redeemable at the Company's option in whole or, if all accrued and unpaid interest has been paid on such TRUPS II Securities for all interest periods terminating on or prior to such date, from time to time in part on any March 17, June 17, September 17 and December 17 for a redemption price equal to 100% of the principal amount of the TRUPS II Securities being redeemed plus accrued and unpaid interest thereon to the date of such redemption.

The transaction documents governing the TRUPS I Securities and the TRUPS II Securities, including the supplemental indentures and the original indentures, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act of 1933, as amended.  The Company agrees to furnish a copy of such documents to the Securities and Exchange Commission (the "SEC") upon request.
Item 8.01 Other Events.

On December 8, 2017 the Company issued a press release announcing the completion of the acquisition.  A copy of the press release is attached hereto as Exhibit 99.1.
Forward-Looking Statements

This Report may contain forward-looking statements within the meaning of the federal securities laws.  Investors are cautioned that such statements, including statements with respect to the expected benefits of the transaction, are predictions and that actual events or results may differ materially.  These forward-looking statements are not guarantees of future results and are subject to factors that could cause actual results to differ materially from those we may expect, including, but not limited to: economic, political and market conditions and fluctuations; competition; the possibility that the expected benefits related to the transaction may not materialize as expected; and other factors identified in our filings with the SEC.  For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see "Risk Factors" and the forward-looking statement disclosure contained in the Company's Annual Report on Form 10-K, filed with the SEC on February 17, 2017 and in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017, filed with the SEC on October 18, 2017.  Forward-looking statements speak only as of the date made and the Company undertakes no duty to update such information.

Item 9.01 Financial Statement and Exhibits.
(d) Exhibits
Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of July 26, 2017, by and among Valley Bancorp, Inc., Triumph Bancorp, Inc. and James J. O'Dell as Shareholder Representative incorporated by reference to Exhibit 2.1 to Form 8-K filed with the SEC on July 26, 2017*

99.1	Press Release, dated December 8, 2017
*The schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
TRIUMPH BANCORP, INC.

Date: December 8, 2017	By:	/s/ Adam D. Nelson
Name: Adam D. Nelson
Title: Executive Vice President and General Counsel